Exhibit 99.1

Serve Robotics Announces Appointment of Lily Sarafan to its
Board of Directors

SAN FRANCISCO, December 9, 2024 -- Serve Robotics Inc. (Nasdaq: SERV), a leading embodied AI and automation company, today announced the appointment of Lily Sarafan to its Board of Directors (the “Board”).

Sarafan is an accomplished leader with nearly 20 years of experience in entrepreneurship, executive leadership and board governance. She is co-founder and former chief executive of TheKey, one of the largest and most trusted in-home care provider networks, where she serves as executive chair. Sarafan currently serves on the boards of Instacart, Thumbtack and Kyo as well as on the board of trustees of Stanford University. She has been recognized as an EY Entrepreneur of the Year, a Fortune 40 Under 40, Women Health Care Executives’ Woman of the Year, and a Henry Crown Fellow of the Aspen Institute. Sarafan holds an M.S. in Management Science and Engineering and a B.S. in Science, Technology, and Society from Stanford University.

“We look forward to welcoming Lily as an independent member of the Board. Her extensive leadership experience, particularly in home services and on-demand delivery, will be invaluable as Serve continues to expand our market presence and shape the future of delivery and automation,” said Ali Kashani, Chairman of Serve’s Board.

About Serve Robotics

Serve Robotics develops advanced, AI-powered, low-emissions sidewalk delivery robots that endeavor to make delivery sustainable and economical. Spun off from Uber in 2021 as an independent company, Serve has completed tens of thousands of deliveries for enterprise partners such as Uber Eats and 7-Eleven. Serve has scalable multi-year contracts, including a signed agreement to deploy up to 2,000 delivery robots on the Uber Eats platform across multiple U.S. markets.

For further information about Serve Robotics (Nasdaq:SERV), please visit www.serverobotics.com or follow us on social media via X (Twitter), Instagram, or LinkedIn @serverobotics.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Serve intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act. These forward-looking statements can be about future events, including statements regarding Serve’s intentions, objectives, plans, expectations, assumptions and beliefs about future events, including Serve’s expectations with respect to the financial and operating performance of its business, its capital position, and future growth. The words “anticipate”, “believe”, “expect”, “project”, “predict”, “will”, “forecast”, “estimate”, “likely”, “intend”, “outlook”, “should”, “could”, “may”, “target”, “plan” and other similar expressions can generally be used to identify forward-looking statements. Indications of, and guidance or outlook on, future earnings or financial position or performance are also forward-looking statements. Any forward-looking statements in this press release are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include those risks and uncertainties set forth in Serve’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the United States Securities and Exchange Commission (the “SEC”) and in its subsequent filings filed with the SEC. All forward-looking statements contained in this press release speak only as of the date on which they were made. Serve undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Contacts

Media

Aduke Thelwell, Head of Communications & Investor Relations

Serve Robotics

press@serverobotics.com

Investor Relations

investor.relations@serverobotics.com